UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K





                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                 Date of Earliest Event Reported: March 8, 2005


                               Pacific Sands, Inc.
                               -------------------
                           (Exact name of registrant)




        Nevada                      00-29483                   88-0322882
(State of Incorporation)    (Commission file Number)   (I.R.S. Employer Id. No.)




           1509 Rapids Dr. Racine WI                            53404
       (Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code  (262) 619-3261
                                                    --------------

Section 8
Item 8.01 Other Events.


Pacific Sands, Inc. Closes Restricted Stock Offering

Pacific Sands, Inc. announced today that the board of directors has voted unanimously to discontinue the company's restricted stock offering as outlined in the 10K-SB for the fiscal year ending June 30, 2004. The offering will officially close at the end of business today, March 8, 2005.

The board of directors has not authorized, nor is it considering any other type of stock-based financing at this time.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                             Pacific Sands, Inc.
                                             -------------------
                                             (Registrant)

Date: March 8, 2005                          /s/ Michael Michie
                                             ----------------------
                                             Michael Michie, CFO